                                                                     Exhibit 23




                         CONSENT OF INDEPENDENT AUDITORS


To the Participants and Plan Administrator of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies:

     We consent to the incorporation by reference in the registration statement (No. 33-01776) on Form S-8 of The Chase Manhattan Corporation of our report dated June 16, 2000, relating to the statement of net assets available for benefits of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies as of December 31, 1999 and the related statement of changes in net assets available for benefits for the year then ended, and all related schedules, which report appears in the December 31, 1999 annual report on Form 11-K of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies.




                                                  Mitchell & Titus, LLP
New York, New York
June 23, 2000

                                                                     Exhibit 23




                         CONSENT OF INDEPENDENT AUDITORS


To the Participants and Plan Administrator of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies:

     We consent to the incorporation by reference in the registration statement (No. 33-01776) on Form S-8 of The Chase Manhattan Corporation of our report dated June 18, 1999, relating to the statement of net assets available for benefits of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies as of December 31, 1998, and the related statement of changes in net assets available for benefits for the year then ended, which report appears in the December 31, 1999 annual report on Form 11-K of the 401(k) Savings Plan of The Chase Manhattan Bank and Certain Affiliated Companies.



                                               KPMG LLP



New York, New York
June 23, 2000



                                       55